Contract Assets and Liabilities	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Contract Assets and Liabilities
8.	Contract Assets and Liabilities
In case of providing both wireless telecommunication services and sales of handsets, the Group allocated the consideration based on relative stand-alone selling prices and recognized unbilled receivables from handset sales as contract assets. The Group recognized receipts in advance for prepaid telecommunications services and unearned revenue for customer loyalty programs as contract liabilities.

(1)	Details of contract assets and liabilities as of December 31, 2022 and 2021 are as follows:

(In millions of won)
	December 31, 2022		December 31, 2021
Contract assets:
Allocation of consideration between performance obligations	￦	132,221	118,278
Contract liabilities:
Wireless service contracts		18,544	18,397
Customer loyalty programs		7,706	12,699
Fixed-line service contracts		136,880	118,525
Others		70,792	53,346

	￦	233,922	202,967

(2)
The amount of revenue recognized for the years ended December 31, 2022 and 2021 related to the contract liabilities carried forward from the prior periods are ￦109,867 million and ￦185,515 million, respectively and are included in amounts of revenue related to discontinued operations for the year ended December 31, 2021. Details of revenue expected to be recognized from contract liabilities as of December 31, 2022 are as follows:

(In millions of won)
	Less than 1 year		1 ~ 2 years	More than 2 years	Total
Wireless service contracts	￦	18,544	—	—	18,544
Customer loyalty programs		6,141	1,048	517	7,706
Fixed-line service contracts		88,051	14,198	34,631	136,880
Others		59,612	10,935	245	70,792

	￦	172,348	26,181	35,393	233,922